Baird 2020 Global Healthcare Conference Susan DeVore Chief Executive Officer September 9, 2020 Exhibit 99.1

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to expected healthcare trends, Premier’s growth opportunities, strategic priorities to advance Premier’s business, the matters discussed on the “A Compelling Value Proposition” slide, the expected financial and operational impacts of the COVID-19 pandemic, the expected financial performance and tax impact and benefits from our recent restructuring, matters regarding fiscal 2021 outlook and guidance, and the expected fiscal 2022 growth rates for consolidated net revenue, adjusted EBITDA and adjusted EPS are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of Premier’s Form 10-K for the fiscal year ended June 30, 2020 filed with the SEC and available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Our Unique Member Alignment

Premier is a healthcare improvement company uniting an alliance of 4,100+ hospitals and health systems and 200,000+ other providers and organizations to deliver quality outcomes and help lower costs.

SCALE

- Data on more than **45%** of U.S. hospital discharges
- **$67+ billion** in supply chain spend
- Manage ~**2,800** GPO contracts with more than **1,370** suppliers

STRATEGIC MEMBER ALIGNMENT

- Strategic board **alignment**
- Premier field force embedded in member health systems

UNIQUE RELATIONSHIPS

- Viewed by nearly **90%** of members as a strategic partner or extension of their organization
- Three-year average GPO retention rate of **98%** and SaaS institutional renewal rate of **96%**
- Achieved **Net Promoter Score** of over **70%**

CO-INNOVATION

- Co-develop and co-invest alongside members to develop solutions to transform healthcare delivery
- Committees composed of more than **400** individuals, representing **~140** member hospitals



Virginia Mason
PeaceHealth
FAIRVIEW
PROVIDENCE Health & Services
AdvocateAuroraHealth
Advocate Health Care
Aurora Health Care
McLaren
YANKEE ALLIANCE
NYU Langone Health
Northwell Health
CommonSpirit
Avera
Northwestern Medicine
Henry Ford Health System
UHS
Mount Sinai
Adventist Health
University Hospitals Cleveland Medical Center
University of Virginia Health System
Wake Forest Baptist Health
Banner Health
SSMHealth
BON SECOURS MERCY HEALTH
AtriumHealth
VIDANT
Texas Health Resources
AdventHealth

Note: Data as of fiscal year ended June 30, 2020.

3

Well Positioned for Emerging Healthcare Trends Predictive analytics and actionable data to guide decisions at the point of care Increasing focus on the overall cost management of healthcare Continued focus on creating healthier pharmaceutical markets Increased employer contracting and continued shift to value-based care 1 2 3 4 5 Geographically diverse and more transparent healthcare supply chain

Integrated Platform Provides Comprehensive Solutions

Supply Chain Services

~73% of FY20 Consolidated Net Revenue [1]

~84% of FY20 Pre-corporate Segment Adjusted EBITDA [1]

Group Purchasing
(supplier-paid administrative fees)

Direct Sourcing
(contract manufactured product sales)

Performance Services

Embedded Field Force

Technology and Analytics
(SaaS subscriptions and license fees)

Consulting Services
(fee-for-service)

Performance Improvement Collaboratives
(service subscriptions)

eCommerce, Technology and Enterprise Analytics

~27% of FY20 Consolidated Net Revenue [1]

~16% of FY20 Pre-corporate Segment Adjusted EBITDA [1]

[1] Based on results from continuing operations.

5

Delivering Value Through Data Analytics Supply Chain Value-Based Care Quality & Regulatory Cost Management Safety Pharmacy Market-leading enterprise analytics deliver highly differentiated and significant value for members Note: "100 billion data points” based on Premier’s proprietary database (Premier Healthcare Database) and other data points available to Premier members and subscribers as of December 31, 2019. Powers Our Capabilities Benefits Our Customers Device Manufacturers Providers and their Health Plans Employers & Payors Pharma

Vendor agnostic, payer neutral data analytics from multiple sources COST MANAGEMENT QUALITY & REGULATORY VALUE-BASED CARE SAFETY RESEARCH Combining people, processes and technology SUPPLY CHAIN Reduce costs Improve outcomes Optimize value-based care ENTERPRISE PremierConnect® Delivers Innovative Data Analytics CLAIMS FINANCIAL PURCHASING BILLING CLINICAL ANY DATA

Strategic Priorities to Advance Our Business Expand member base Drive further penetration of existing members Expand purchased services and other areas Leverage analytics and e-commerce capabilities Continue to organically expand products business Provide e-invoicing and payment processing Co-manage total supply chain metrics Embed enterprise analytics and performance improvement capability to facilitate consolidated, real-time view into performance Pursue new channels of revenue by leveraging unique data assets and differentiated capabilities in new ways Co-innovate by leveraging cognitive computing “backbone” Navigate the journey to value-based payment models Enable care delivery transformation Co-manage total outcomes metrics Enable Clinical Improvement Through Data Analytics and Wrap-Around Services Extend End-to-End Supply Chain Capabilities

Expanding Capabilities for Visibility to Total Spend



Member Value
Current and future total potential spend management opportunities with existing members
$67B [1]
Core GPO today
• Med/Surg portfolio
• Pharmacy program
• Non-acute portfolio
• Contract compliance
$120B [2]
Supply Chain Spend Coverage and Market Expansion
• Physician preference
• Regional contracts
• Specialty portfolios
• Leverage member GPO relationships
$200B [2]
Purchased Services / Shared Services
• Purchased Services
• Technology to manage full supply chain spend, including transaction fee potential
• Visibility to, and processing of, all spend
• Co-management
Premier Growth Opportunities

[1] Total GPO (Group Purchasing Organization) purchasing volume by all members participating in GPO for calendar year 2019.
[2] Premier estimate of member GPO spend that could potentially be managed if Company expanded capabilities in certain areas. Refer to "Forward-Looking Statements" on slide 2 of this presentation.

9

Expanded supply chain resiliency programs; invested organically in technology and advisory services to support members and growth in adjacent markets Fiscal 2020 and Recent Achievements Completed three acquisitions in fiscal 2020 Co-invested with members to activate domestic manufacturer for personal protective equipment Repurchased $150 million of Class A common stock through Stock Repurchase Program Completed corporate restructuring; separately, amended and extended GPO agreements with vast majority of members

PINC: A Compelling Value Proposition Executing on strategy to provide differentiated value to healthcare providers through technology-enabled, end-to-end supply chain and enterprise analytics and performance improvement solutions to help drive improved health outcomes and reduce costs Maintain unique, long-term relationships with health system members that are aligned with our strategy Generate strong free cash flow and maintain a flexible balance sheet to support balanced approach to capital deployment priorities Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Returning capital to shareholders through a quarterly cash dividend payment Expect to target a multiyear compound annual growth rate in the mid- to high single-digits for consolidated net revenue, adjusted EBITDA and adjusted EPS 1 2 3 4 Well-positioned to further penetrate supply chain and enterprise analytics markets and drive long-term growth and maintain market leadership position 5